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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



        Date of Report (Date of Earliest Event Reported): March 14, 2007



                             SIGNATURE EYEWEAR, INC.
             (Exact Name of Registrant as Specified in its Charter)

         California                       0-23001                95-3876317
(State or Other Jurisdiction     (Commission File Number)      (I.R.S. Employer
     of Incorporation)                                       Identification No.)


                              498 North Oak Street
                               Inglewood, CA 90302
                    (Address of Principal Executive Offices)

                                 (310) 330-2700
                         (Registrant's Telephone Number)

                                       N/A
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).
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ITEM 8.01   OTHER EVENTS

            Signature Eyewear, Inc. (the "Company") has obtained the exclusive worldwide license to manufacture, market and distribute optical and sun eyewear under the trademark "Carmen Marc Valvo." Carmen Marc Valvo is a well-known designer whose collections include couture gowns, evening cocktail dresses and swimwear.

            The license expires on September 30, 2011, and the Company has the right to renew the license for an additional three years provided it is in compliance with the license agreement. The Company anticipates launching Carmen Marc Valvo Eyewear in the Fall of 2007.
























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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated: March 16, 2007                           SIGNATURE EYEWEAR, INC.



                                                By: /s/ Michael Prince
                                                    ---------------------------
                                                    Michael Prince
                                                    Chief Executive Officer























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